                                                                     Exhibit 4.2


                       -----------------------------------
                        SEE RESTRICTIONS ON REVERSE SIDE
                       -----------------------------------

                                  OHIO LEGACY
  NUMBER                                                        SHARES
AS                                CORPORATION

                incorporated under the laws of the State of Ohio

                                                             ----------------
                                                                  CUSIP:
This Certifies that                                          ----------------

                                                              is the owner of
                                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




        FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE, OF

                             OHIO LEGACY CORPORATION


     (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. By the acceptance of this certificate and the shares represented hereby, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and Regulations of the Corporation, copies of which are on file with the Transfer Agent.

          This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated,



               SECRETARY                         PRESIDENT




COUNTERSIGNED AND REGISTERED-                               TRANSFER AGENT
                                                             AND REGISTRAR

                                                      AUTHORIZED SIGNATURE

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common         UNIF GIFT MIN ACT______Custodian_______
                                                        (Cust)         (Minor)
TEN ENT-as tenants by the entireties             under Uniform Gifts to Minors
JTTEN  -as joint tenants with right of           Act______________________
        survivorship and not as tenants in                  (State)
        common

     Additional abbreviations may also be used though not in the above list.

      Transfer of the securities represented by this Certificate is subject to the provisions of Article EIGHTH of the Corporation's Articles of Incorporation as the same may be in effect from time to time. Upon written request delivered to the Secretary of the Corporation at its principal place of business, the Corporation will mail to the holder of this Certificate a copy of such provisions without charge within five (5) days after receipt of written request therefor. By accepting this Certificate the holder hereof acknowledges that it is accepting same subject to the provisions of said Article EIGHTH as the same may be in effect from time to time and covenants with the Corporation and each holder thereof from time to time to comply with the provisions of said Article EIGHTH as the same may be in effect from time to time.


For Value Received,                        HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ OF THE SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE

AND APPOINT_____________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_______________________________

                                          ______________________________________

                                          ______________________________________
                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                          ANY CHANGE WHATEVER.


            SIGNATURE(S) GUARANTEED:


            By

            _______________________________________________________
            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.





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